UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

COMC, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-16472	95-4628378
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 Pike Lane, Suite C
Concord, California 94520
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 849-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(b)             Non-Reliance on Previously Issued Financial Statements

On January 27, 2005, the Registrant was notified by BDO Seidman, LLP, the Registrant’s independent registered public accounting firm (“BDO Seidman”), that the previously issued consolidated financial statements contained in the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2003 and condensed consolidated interim financial statements contained in the Registrant’s Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 2004 and 2003, June 30, 2004 and 2003, and September 30, 2004 and 2003 (collectively, the “Financial Statements”) should no longer be relied upon because of errors in those Financial Statements. As discussed more fully in the following paragraph, these errors are non-cash in nature, pertain specifically to the accounting for certain financing transactions, and are not expected to affect the Registrant's previously reported net revenues or cash flows. The Registrant is in the process of determining the nature and amount of the corrections necessary to restate the Financial Statements. The Registrant plans to file such restated Financial Statements as soon as is practicable after the necessary corrections have been determined.

The corrections necessary to restate the Financial Statements pertain principally to the manner in which the Registrant recorded in its Financial Statements certain convertible securities with beneficial conversion features. The Registrant has been advised by BDO Seidman that the accounting and reporting on certain of these convertible securities in the Registrant’s Financial Statements do not comply with accounting principles generally accepted in the United States. Accordingly, the Registrant is reevaluating its accounting for certain convertible securities in light of the guidance provided in, among other literature, Emerging Issues Task Force (“EITF”) Issue No. 98-5 “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios”; EITF Issue No. 00-27 “Application of Issue No. 98-5 to Certain Convertible Instruments”; and EITF Topic No. D-98 “Classification and Measurement of Redeemable Securities.”

The Audit Committee of the Registrant’s Board of Directors has discussed the matters disclosed in this Report with BDO Seidman.

A letter dated February 1, 2005 from BDO Seidman to the U.S. Securities and Exchange Commission, in which BDO Seidman states that it is in agreement with the statements made by the Registrant in this Report, is attached as Exhibit 99.1 and is incorporated by reference into this Item 4.02(b).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMC, INC.

Date: February 1, 2005	By:	/s/ Janice B. Fuellhart

Chief Executive Officer

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EXHIBITS

99.1	Letter, dated February 1, 2005 from BDO Seidman, LLP to the U.S. Securities and Exchange Commission.